_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): April 24, 1998


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 1998, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1998-6).


                                 CWMBS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


              Delaware                333-45887           95-4449516
    ----------------------------    ------------     -------------------
    (State or Other Jurisdiction    (Commission       (I.R.S. Employer
         of Incorporation)          File Number)     Identification No.)



         4500 Park Granada
         Calabasas, California                              91302
       -------------------------                         ----------
         (Address of Principal                           (Zip Code)
          Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
------    ------------

Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-6.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-6, Credit Suisse First Boston Corporation ("CSFB"), as the underwriter of the Underwritten Senior Certificates, has prepared certain materials (the "CSFB Computational Materials") for distribution to its potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSFB Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSFB Computational Materials, listed as Exhibit
99.1 hereto, are filed on Form SE dated April 24, 1998.



-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 18, 1998 and the prospectus supplement dated April 24, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-6.


Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 CSFB Computational Materials.
          filed on Form SE dated April 24, 1998.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.



                              By: /s/ Nicholas Krsnich
                                  -------------------------------
                                  Nicholas Krsnich
                                  Vice President


Dated:  April 27, 1998


                                Exhibit Index
                                -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1      CSFB Computational Materials
          filed on Form SE dated April 24, 1998.


                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599


                                        April 27, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


     Re:  CWMBS, Inc. Mortgage Pass-Through Certificates,
          Series 1998-6
          -----------------------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, Exhibit 99.1 will be filed on Tuesday, April 28, 1998 in paper on Form SE.


                                        Very truly yours,

                                        /s/ Amy Sunshine

                                        Amy Sunshine

Enclosure